Annual Report

Financial
Services
Fund

December 31, 2001

T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Financial Services Fund

o Financial stocks finished lower in the six months ended December 31, despite a strong fourth-quarter rally.

o The Financial Services Fund posted modestly negative returns but outperformed its benchmarks for both the six and 12 months, aided by its diversification and good stock selection.

o The market sell-off in September allowed us to make some purchases at attractive prices.

o While we expect a slow economic recovery, we look for earnings growth in the financial sector to remain higher than in many other industries.


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Fellow Shareholders

The U.S. economy continued to weaken over the six months ended December 31, despite the Federal Reserve's aggressive short-term interest rate cuts. Stocks declined through the third quarter, falling sharply in the wake of the September 11 terrorist attacks. After an abysmal week following the reopening of the stock market in September, a number of financial stocks (including many in our fund) soared 20% or even 30% as an economic rebound appeared somewhat closer. The fourth-quarter rally could not overcome earlier losses, and the markets finished lower for both the six months and year.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------

Financial Services Fund                             -3.27%               -3.13%

S&P 500 Stock Index                                  -5.56               -11.89

Lipper Financial Services
Funds Average                                        -4.95                -4.14

Your fund posted modest losses during this challenging period, as shown in the table, but returns exceeded the Lipper peer group average and the broader S&P 500 Stock Index for both the six months and year. Our results were aided by a very strong fourth quarter as many of our insurance holdings and market-sensitive brokers performed well, especially considering the personal and economic tragedies many of these firms faced in the aftermath of the "9-11" events.

Fund performance benefited from diversification among sectors and from good stock selection, much as it did during the first half of the year. In the few weeks following September 11, we reduced the fund's cash position to a yearly low and added several new names that looked especially attractive relative to their franchise value. Of course, we also added to some of our favorite names as well, as many stocks we owned also tested their 52-week lows during that period.



MARKET ENVIRONMENT

As with many large industry groups in the S&P 500, the current environment for some financial services subsectors is mixed, despite the most aggressive rate cutting by the Fed in decades. Interest rates remain relatively low and inflation appears tame, but consumer debt is extraordinarily high and corporate balance sheets are highly leveraged as well. Consequently, credit costs for both consumer and commercial lenders are likely to rise into early 2002. Most commercial banks already appear to be discounting further disappointments. Even with the recent market rebound, many banks trade at very low double-digit P/E (price to earnings) ratios.

Asset Managers. A small earnings recovery in 2002 seems plausible. Assets under management improved in the fourth quarter for most firms and new money is starting to flow into equity funds. Furthermore, many firms have taken aggressive cost-cutting initiatives that should help the bottom line, especially if fund flows and stock market returns continue to improve. Nevertheless, valuations for many asset managers remain higher than their historical averages.

Money Center Banks and Brokers. Money center banks and brokers clearly face challenges ahead. While capital market activity has improved from summer lows, higher-margin merger and acquisition activity and equity offerings remain well off their peaks. These companies could also have trouble exceeding the record levels of bond issuance and secondary trading that were fueled by the Fed's year-long rate-cutting campaign. However, many investment banks have aggressively lowered their expenses through layoffs, compensation decreases, and office space reductions. Earnings from principal activities have likely bottomed out, and asset management divisions were helped by surging stock market performance in the fourth quarter. While P/E ratios look stretched, earnings estimates have room to rise if business activity improves. Additionally, on a price-to-book basis, these stocks are not much above historic levels.

Insurance. Almost every type of insurance carrier posted record losses in 2001. The year will go on record as the worst year for property and casualty companies in history-losses for September 11 alone are likely to exceed $50 billion, with some estimates as high as $100 billion. However, property and casualty insurance companies benefited from rising premiums all year, a trend that accelerated following the terrorist attacks. Barring similarly unusual events in 2002, many companies could have very strong 2002 earnings as new business should translate into higher-than-normal returns. The trend toward higher premiums among auto insurers continued as well, and they also benefited from lower-than-expected claims costs. The performance of life insurers is likely to be mixed and conditioned on equity market returns and a U.S. economic recovery. Many life insurers have 50% or more of their earnings tied to equity-linked products such as mutual funds, pension plans, and variable annuities.

Specialty Finance. Government-sponsored mortgage agencies Fannie Mae and Freddie Mac should continue to do well, although we expect earnings growth to slow to more normal mid-teen rates in 2002. Housing construction remains strong and credit costs are still low and relatively predictable. Meanwhile, we remain very cautious-especially in the near term-on consumer finance stocks, given rising unemployment and consumer debt levels that are dangerously high for some income groups. Bankruptcies rose more than 20% in 2001 after dropping two years in a row and are expected to rise again in 2002. Since bankruptcies typically make up 20% to 40% of losses for credit card companies, a cautious stance seems warranted.


PORTFOLIO REVIEW

As usual, our portfolio winners came from several sectors. The top three contributors were Goldman Sachs (an investment bank), Berkshire Hathaway (a conglomerate with a large percentage of insurance exposure), and Heller Financial (a commercial finance lender that was acquired by GE in late 2001 at a very healthy premium). Heller was a longtime holding of the fund and the only one that was bought out during the year. Our fourth-best stock for the half (and the best for the year) was Progressive, a pure play auto insurance company. Progressive continued to exceed earnings expectations due to the improving auto insurance trends previously mentioned. XL Capital, a Bermuda-based insurer and reinsurer, also helped the fund's performance in the second half as investors anticipated that XL, like Berkshire Hathaway, should be a big beneficiary of an improving insurance market. Excitingly, three new positions, all established shortly after September 11, also helped the fund: Legg Mason, a regional investment bank and asset manager; Cendant, a conglomerate of services companies including a mortgage/real estate business; and AMBAC, a municipal bond guarantor.

Our biggest disappointment was credit card lender Providian Financial, whose stock price fell significantly from its summer highs. Providian's card portfolio suffered from much higher-than-expected losses as the U.S. economy deteriorated. Fortunately, we aggressively eliminated Providian well before the stock's final descent because we lost confidence in the management team. Asset manager Franklin Resources also disappointed, as the stock fell for industry and company-specific reasons. We continue to have a lot of confidence in this franchise and its management team, however; thus it remains a large holding. Other large losses came from Morgan Stanley Dean Witter and Hartford Financial Services, whose stock prices suffered in part due to the market downturn.


STRATEGY

The fund's philosophy remains the same: to find the best ideas among all types of financial services sectors from banks to brokers to insurance to specialty finance. Our holdings are also diversified by growth and value within the financial services arena. We maintain our core holdings as long as their fundamentals are strong and valuations reasonable, and we selectively sell or trim our winners when valuations exceed our price targets with no sustainable catalysts. Careful consideration is given to maintaining average or below-average portfolio turnover. Given the strong fourth-quarter rebound, we did reduce positions in several names following aggressive purchases when the market corrected late in the third quarter.

Sector Diversification
--------------------------------------------------------------------------------

Insurance                                                          35

Diversified Financials                                             30

Banks                                                              21

Reserves                                                           10

Commercial Services & Supplies                                      2

Real Estate                                                         2

Based on net assets as of 12/31/01.

Our largest purchase was Pittsburgh-based bank PNC Financial Services, a new holding for the fund. Management is attempting to reposition the company away from credit risk and spread lending into more fee-based, higher-margin businesses. PNC also has a meaningful share buyback in place. Another new holding is Allstate, an attractively priced personal lines insurer with some exposure to life insurance as well. Allstate is a turnaround story, which we hope is in the early stages of recovery. Although it may take time for catalysts to materialize, the downside should be limited, given the stock's low price-to-book valuation. We also added to our existing position in Merrill Lynch.

Our largest net sale was Morgan Stanley due to our concern about potential deterioration in the company's Discover credit card division. We trimmed Bank of America, Washington Mutual, and Golden West Financial, all of which approached or exceeded our price targets. We also eliminated General Electric on valuation concerns, given a slower economy.


OUTLOOK

The health of the U.S. economy appears somewhat improved: the pace of layoffs has slowed, the stock market has rebounded from its September lows (adding to consumers' wealth), and earnings at some companies have bottomed as inventories have been reduced. Consumer confidence has also perked up a little. Of course, the economy has been the beneficiary of very aggressive fiscal stimulus all year (11 rate cuts lowered the fed funds rate to 1.75%-a four-decade low). As a result, we are reasonably optimistic that the worst is behind us.


We are not optimistic about an immediate full recovery, however. Valuations in the overall market are not as cheap coming out of this recession as they were after the recession a decade ago. While financial valuations do not seem extremely expensive, they do not seem very cheap either. As a result, we remain somewhat cautious. Nevertheless, we expect earnings growth for financials to remain higher than in many other industries, with the prospects of better earnings growth in some financial subsectors than in others.

Interestingly, despite the huge decline in earnings for some insurance companies, brokers, and money center banks, financials are expected to contribute almost 25% of the S&P 500's full year 2001 earnings versus the sector's 18% weight. As of January 2002, financials are expected to contribute to 28% of S&P earnings in 2002 and 45% of the earnings-per-share growth. Yet the financial sector trades at a price-to-earnings ratio that is just 65% of the S&P's P/E today versus a 10-year average of 72.5% (sources: Morgan Stanley and First Call).

We are confident that we can continue to enhance returns and reduce risk over time by investing in strong, well-managed financial services companies at attractive share prices. We appreciate your continued confidence and support.

Respectfully submitted,

Anna M. Dopkin
Chairman of the fund's Investment Advisory Committee

January 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------
Citigroup                                                         6.0%
AIG                                                               4.5
Freddie Mac                                                       4.5
Berkshire Hathaway                                                4.2
Hartford Financial Services                                       4.1
--------------------------------------------------------------------------------
Franklin Resources                                                3.5
Goldman Sachs                                                     3.3
Marsh & McLennan                                                  3.0
Wachovia                                                          3.0
XL Capital                                                        3.0
--------------------------------------------------------------------------------
Radian                                                            2.9
Fifth Third Bancorp                                               2.6
FleetBoston Financial                                             2.6
Fannie Mae                                                        2.5
Progressive                                                       2.4
--------------------------------------------------------------------------------
PNC Financial Services                                            2.2
Mellon Financial                                                  2.0
Bank of New York                                                  1.9
PMI Group                                                         1.7
Bank of America                                                   1.6
--------------------------------------------------------------------------------
Commerce Bancshares                                               1.5
Merrill Lynch                                                     1.5
Allstate                                                          1.5
ACE                                                               1.5
SAFECO                                                            1.5
--------------------------------------------------------------------------------
Total                                                            69.0%

Note: Table excludes reserves.



T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/01

Ten Best Contributors
--------------------------------------------------------------------------------
Goldman Sachs                                                       7(cents)
Berkshire Hathaway                                                  7
Heller Financial **                                                 7
Progressive                                                         6
XL Capital                                                          5
Legg Mason *                                                        4
Mercury General                                                     4
Cendant *                                                           4
AMBAC *                                                             3
Commerce Bancshares                                                 3
--------------------------------------------------------------------------------
Total                                                              50(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Providian Financial **                                            -21(cents)
Franklin Resources                                                 20
Morgan Stanley Dean Witter                                         15
Hartford Financial Services                                        10
American Express                                                    9
Bank of New York                                                    9
Wachovia                                                            9
Mellon Financial                                                    8
Golden West Financial                                               8
J.P. Morgan Chase                                                   7
--------------------------------------------------------------------------------
Total                                                            -116(cents)

12 Months Ended 12/31/01


Ten Best Contributors
--------------------------------------------------------------------------------
Progressive                                                        23(cents)
Heller Financial **                                                12
Bank of America                                                     9
Radian                                                              9
Concord EFS ***                                                     6
Berkshire Hathaway                                                  6
Commerce Bancshares *                                               4
Legg Mason *                                                        4
Cendant *                                                           4
Mercury General *                                                   4
--------------------------------------------------------------------------------
Total                                                              81(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter                                        -26(cents)
Providian Financial **                                             19
Bank of New York                                                   17
AIG                                                                16
American Express                                                   16
State Street **                                                    13
Mellon Financial                                                   12
Wells Fargo                                                        11
Golden West Financial                                              11
Hartford Financial Services
--------------------------------------------------------------------------------
Total                                                            -150(cents)

  *      Position added
 **      Position eliminated
***      Position added and eliminated


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                                             S&P 500 Index            Financial
                                                                  Services Fund

09/30/96                                            10,000               10,000
12/31/97                                            14,448               16,039
12/31/98                                            18,576               17,891
12/31/99                                            22,485               18,196
12/31/00                                            20,437               24,884
12/31/01                                            18,008               24,105



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                             Since    Inception
Periods Ended 12/31/01       1 Year   3 Years   5 Years  Inception         Date
--------------------------------------------------------------------------------
Financial Services Fund      -3.13%    10.45%    16.28%     18.24%      9/30/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          Year
                         Ended
                      12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE

Beginning
of period            $   21.38   $   16.12   $   16.82   $   15.56   $   11.31

Investment activities
  Net investment
  income (loss)           0.15        0.10        0.10        0.16        0.10*
  Net realized and
  unrealized
  gain (loss)            (0.86)       5.80        0.15        1.60        4.58

  Total from
  investment
  activities             (0.71)       5.90        0.25        1.76        4.68

Distributions
  Net investment
  income                 (0.15)      (0.09)      (0.10)      (0.16)      (0.10)
  Net realized
  gain                   (1.68)      (0.55)      (0.85)      (0.34)      (0.33)

  Total
  distributions          (1.83)      (0.64)      (0.95)      (0.50)      (0.43)

NET ASSET VALUE

  End of
  period             $   18.84   $   21.38   $   16.12   $   16.82   $   15.56
                     -----------------------------------------------------------

Ratios/Supplemental Data

Total return
(diamond)              (3.13)%      36.76%       1.70%      11.55%      41.44%*

Ratio of total
expenses to
average net
assets                   0.97%       1.00%       1.14%       1.19%       1.25%*

Ratio of net
investment
income (loss)
to average
net assets               0.69%       0.69%       0.50%       0.94%       1.15%*

Portfolio
turnover rate            54.8%       32.5%       37.1%       46.8%       46.0%

Net assets,
end of period
(in thousands)       $ 308,635   $ 337,041   $ 159,031   $ 224,277   $ 177,335


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
                                                              December 31, 2001

Statement of Net Assets                             Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  90.2%

FINANCIAL  81.1%

Bank and Trust  21.9%
Bank of America                                     76,300      $         4,803
Bank of New York                                   146,500                5,977
Boston Private Financial                            95,000                2,097
Commerce Bancshares                                121,825                4,751
Fifth Third Bancorp                                131,000                8,035
FleetBoston Financial                              216,000                7,884
Golden West Financial                               50,000                2,943
J.P. Morgan Chase                                  105,920                3,850
Mellon Financial                                   160,000                6,019
PNC Financial Services                             120,200                6,755
UCBH                                                60,000                1,702
Wachovia                                           291,400                9,138
Washington Mutual                                   64,950                2,124
Wells Fargo                                         37,000                1,608
                                                                         67,686

Insurance  30.0%

ACE                                                113,000                4,537
Allstate                                           135,000                4,549
American                                           173,600               13,784
Aon                                                100,000                3,552
Arthur J. Gallagher                                 50,000                1,724
Hartford Financial Services                        201,300               12,648
Marsh & McLennan                                    86,200                9,262
MaxRe Capital                                      110,000                1,730
Mercury General                                     70,000                3,056
PartnerRe                                           20,000                1,080
PMI Group                                           77,000                5,160
Progressive                                         50,500                7,540
Radian                                             209,000                8,977
SAFECO                                             144,000                4,478
Willis *                                            55,000                1,295
XL Capital (Class A)                               100,000                9,136
                                                                         92,508

Financial Services  29.2%
AMBAC                                               45,000      $         2,604
American Express                                    23,500                  839
Charles Schwab                                     157,000                2,429
Citigroup                                          369,008               18,628
Fannie Mae                                          98,000                7,791
Federated Investors (Class B)                      100,000                3,188
Franklin Resources                                 308,000               10,863
Freddie Mac                                        210,200               13,747
Goldman Sachs                                      109,700               10,17
Legg Mason                                          57,000                2,849
Merrill Lynch                                       90,000                4,691
Morgan Stanley Dean Witter                          25,000                1,398
Neuberger Berman                                    67,000                2,941
Principal Financial *                               60,000                1,440
Prudential Financial *                              30,000                  996
W. P. Stewart                                       75,500                1,978
Waddell & Reed Financial (Class A)                 109,208                3,516
                                                                         90,073
Total Financial                                                         250,267


CONSUMER CYCLICALS  1.4%

Building and Real Estate  1.4%
AMB Property, REIT                                  88,000                2,288
Equity Office Properties, REIT                      65,000                1,955
Total Consumer Cyclicals                                                  4,243

BUSINESS SERVICES
AND TRANSPORTATION  1.5%

Miscellaneous Business Services  1.5%
Cendant *                                           90,000                1,765
Certegy *                                           80,000                2,737
Total Business Services and Transportation                                4,502


MISCELLANEOUS  4.2%

Conglomerates  4.2%
Berkshire Hathaway (Class A) *                         171      $        12,928
Total Miscellaneous                                                      12,928
Other Miscellaneous Common Stocks  2.0%                                   6,228

Total Common Stocks (Cost $237,018)                                     278,168

Short-Term Investments  9.9%

Money Market Funds  9.9%
T. Rowe Price Reserve
Investment Fund, 2.43% #                        30,628,533               30,629
Total Short-Term Investments (Cost $30,629)                              30,629

Total Investments in Securities
100.1% of Net Assets (Cost $267,647)                            $       308,797

Other Assets Less Liabilities                                             (162)

NET ASSETS                                                      $       308,635
                                                                 --------------

Net Assets Consist of:
Undistributed net investment income (loss)                      $            11
Undistributed net realized gain (loss)                                     (94)
Net unrealized gain (loss)                                               41,149
Paid-in-capital applicable to 16,385,380 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares                                                    267,569

NET ASSETS                                                      $       308,635
                                                                 --------------


NET ASSET VALUE PER SHARE                                       $         18.84



   #        Seven-day yield

   *        Non-income producing

REIT        Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)

Income
  Dividend                                                 $    4,486
  Interest                                                        792

  Total income                                                  5,278

Expenses
  Investment management                                         2,122
  Shareholder servicing                                           739
  Custody and accounting                                           99
  Registration                                                     54
  Prospectus and shareholder reports                               38
  Legal and audit                                                  12
  Directors                                                        10
  Proxy and annual meeting                                          4
  Miscellaneous                                                     4
  Total expenses                                                3,082
  Expenses paid indirectly                                         (2)
  Net expenses                                                  3,080
Net investment income (loss)                                    2,198


Realized and Unrealized Gain (Loss)

  Net realized gain (loss) on securities                         18,283

  Change in net unrealized gain (loss)
  on securities                                                 (33,760)

Net realized and unrealized gain (loss)                       (15,477)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  (13,279)
                                                           ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------


 Statement of Changes in Net Assets
--------------------------------------------------------------------------------
 In thousands

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $         2,198      $         1,444

  Net realized gain (loss)                          18,283               16,405

  Change in net unrealized
  gain (loss)                                      (33,760)              47,847

  Increase (decrease) in net assets
  from operations                                  (13,279)              65,696

Distributions to shareholders

  Net investment income                             (2,240)              (1,309)

  Net realized gain                                (25,094)              (7,984)

  Decrease in net assets
  from distributions                               (27,334)              (9,293)

Capital share transactions *

  Shares sold                                      137,538              245,182

  Distributions reinvested                          26,084                8,931

  Shares redeemed                                 (151,415)            (132,506)

  Increase (decrease) in net assets
  from capital share transactions                   12,207              121,607

Net Assets

Increase (decrease) during period                  (28,406)             178,010

Beginning of period                                337,041              159,031

End of period                              $       308,635      $       337,041
                                           ---------------      ---------------

*Share information

  Shares sold                                        6,785               13,070

  Distributions reinvested                           1,415                  434

  Shares redeemed                                   (7,583)              (7,604)

  Increase (decrease) in shares outstanding            617                5,900


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
                                                              December 31, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $163,922,000 and $186,748,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                            $  3,286,000
Long-term capital gain                                       24,048,000

Total distributions                                        $ 27,334,000


The tax-basis components of net assets at December 31, 2001 were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $ 44,491,000
Unrealized depreciation                                     (3,508,000)
Net unrealized appreciation (depreciation)                   40,983,000
Undistributed ordinary income                                    83,000
Distributable earnings                                       41,066,000
Paid-in capital                                             267,569,000

Net assets                                                 $308,635,000
                                                           ------------


Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31, 2001 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $167,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net realized gain                            $  (4,689,000)
Paid-in capital                                                4,689,000

At December 31, 2001, the cost of investments for federal income tax purposes was $267,814,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $172,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $651,000 for the year ended December 31, 2001, of which $68,000 was payable at year end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $792,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Financial Services Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Financial Services Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $1,265,000 from short-term capital gains,

o $28,518,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $2,198,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Financial Services Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):


M. David Testa
Affirmative:                                               9,740,382.602
Withhold:                                                    219,037.987

Total:                                                     9,959,420.589

James A.C. Kennedy
Affirmative:                                               9,743,997.253
Withhold:                                                    215,423.336

Total:                                                     9,959,420.589

Calvin W. Burnett
Affirmative:                                               9,708,980.428
Withhold:                                                    250,440.161

Total:                                                     9,959,420.589

Anthony W. Deering
Affirmative:                                               9,738,184.056
Withhold:                                                    221,236.533

Total:                                                     9,959,420.589

Donald W. Dick, Jr.
Affirmative:                                               9,739,499.746
Withhold:                                                    219,920.843

Total:                                                     9,959,420.589

David K. Fagin
Affirmative:                                               9,727,157.575
Withhold:                                                    232,263.014

Total:                                                     9,959,420.589

F. Pierce Linaweaver
Affirmative:                                               9,732,241.503
Withhold:                                                    227,179.086

Total:                                                     9,959,420.589

Hanne M. Merriman
Affirmative:                                               9,729,124.842
Withhold:                                                    230,295.747

Total:                                                     9,959,420.589

John G. Schreiber
Affirmative:                                               9,735,175.496
Withhold:                                                    224,245.093

Total:                                                     9,959,420.589

Hubert D. Vos
Affirmative:                                               9,724,567.426
Withhold:                                                    234,853.163

Total:                                                     9,959,420.589

Paul M. Wythes
Affirmative:                                               9,734,691.578
Withhold:                                                    224,729.011

Total:                                                     9,959,420.589

James S. Riepe
Affirmative:                                               9,741,168.835
Withhold:                                                    218,251.754

Total:                                                     9,959,420.589




T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         of Public
of Birth     Fund         Served      5 Years          Director   Companies Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident Bank
Burnett,                  2001        Coppin State                of Maryland
Ph.D.                                 College
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------

Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of                 Company
100 East                              the Board,
Pratt                                 President, and
Street                                Chief Executive
1/28/45                               Officer, The
                                      Rouse Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 1996        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
1/27/43                               advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     1996        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources Ltd.,             Canyon
                                      and Canyon                  Resources,
                                      Resources, Corp.            Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation

*Each director serves until election of a successor.


Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         of Public
of Birth     Fund         Served      5 Years          Director   Companies Held
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates, Inc.,
Street                                consulting
8/22/34                               environmental
                                      & civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  1996        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                 Name, Address,              Ameren Corp.,
Street                                and Date of                 Finlay
11/16/41                              Birth                       Enterprises,
                                      Position(s)                 Inc., The
                                      Held With                   Rouse Company,
                                      Fund                        and US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real estate               Trust, Host
Street                                investment                  Marriott
10/21/46                              company;                    Corporation,
                                      Senior                      and The Rouse
                                      Advisor and                 Company,real
                                      Partner,                    estate
                                      Blackstone                  developers
                                      Real Estate
                                      Advisors, L.P.

--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       1996        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company

*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         of Public
of Birth     Fund         Served      5 Years          Director   Companies Held
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    1996        Partner of                  Corporation
100 East                              Sutter Hill                 Inside
Pratt                                 Ventures,                   Directors
Street                                a venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.


Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         of Public
of Birth     Fund         Served      5 Years          Director   Companies Held
--------------------------------------------------------------------------------
James A.C.   Director     Elected     Managing         32         Not
Kennedy                   1997        Director and                Applicable
100 East                              Director,
Pratt                                 T. Rowe
Street                                Price and
8/15/53                               T. Rowe
                                      Price Group,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Inside Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         of Public
of Birth     Fund         Served      5 Years          Director   Companies Held
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice Chairman    82         Not
Riepe                     1996        of the Board,               Applicable
100 East                              Director and
Pratt                                 Managing
Street                                Director,
6/25/43                               T. Rowe
                                      Price Group,
                                      Inc.; Director
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services, Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.; Chairman
                                      of the Board,
                                      Director,
                                      President and
                                      Trust Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1996        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES*

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans


T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

Account information

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS

College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*

Capital Appreciation

Capital Opportunity

Developing Technologies

Diversified Small-Cap Growth

Dividend Growth

Equity Income*

Equity Index 500

Extended Equity Market Index

Financial Services

Growth & Income

Growth Stock*

Health Sciences

Media & Telecommunications

Mid-Cap Growth*

Mid-Cap Value

New America Growth

New Era

New Horizons**

Real Estate

Science & Technology*

Small-Cap Stock*

Small-Cap Value*

Spectrum Growth

Tax-Efficient Growth

Tax-Efficient Multi-Cap Growth

Total Equity Market Index

Value*


BLENDED ASSET FUNDS

Balanced

Personal Strategy Balanced

Personal Strategy Growth

Personal Strategy Income

Tax-Efficient Balanced



BOND FUNDS

Domestic Taxable

Corporate Income

GNMA

High Yield*

New Income

Short-Term Bond

Spectrum Income

Summit GNMA

U.S. Bond Index

U.S. Treasury Intermediate

U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond

Florida Intermediate Tax-Free

Georgia Tax-Free Bond

Maryland Short-Term

Tax-Free Bond

Maryland Tax-Free Bond

New Jersey Tax-Free Bond

New York Tax-Free Bond

Summit Municipal Income

Summit Municipal Intermediate

Tax-Free High Yield

Tax-Free Income

Tax-Free Intermediate Bond

Tax-Free Short-Intermediate

Virginia Tax-Free Bond



MONEY MARKET FUNDS!

Taxable

Prime Reserve

Summit Cash Reserves

U.S. Treasury Money


Tax-Free

California Tax-Free Money

Maryland Tax-Free Money

New York Tax-Free Money

Summit Municipal Money Market

Tax-Exempt Money



INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean

Emerging Markets Stock

European Stock

Global Stock

Global Technology

International Discovery**

International Equity Index

International Growth & Income

International Stock*

Japan

Latin America

New Asia

Spectrum International


Bond

Emerging Markets Bond

International Bond*



For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                                              F17-050  12/31/01